Exhibit 99.2

RealPage, Inc.
IR Fact Sheet (as of 02/27/2018)

*Please read in conjunction with the Company's 10-Q previously filed with the Securities and Exchange Commission on November 7, 2017 as well as the "Explanation of Non-GAAP Financial Measures".

	FY 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017
Revenue ($000's)
Total GAAP Revenue	$468,520	$128,383	$142,719	$147,955	$149,071	$568,128	$152,919	$161,306	$169,058	$187,680	$670,963
Growth %	16%	16%	24%	22%	22%	21%	19%	13%	14%	26%	18%

Acquisition-related and other deferred revenue	(2,157)	(343)	(258)	(161)	(187)	(949)	705	945	698	710	3,058
Total Non-GAAP Revenue	$466,363	$128,040	$142,461	$147,794	$148,884	$567,179	$153,624	$162,251	$169,756	$188,390	$674,021
Growth %	15%	16%	25%	22%	23%	22%	20%	14%	15%	27%	19%

GAAP On Demand Revenue	$450,962	$123,411	$136,610	$140,883	$141,627	$542,531	$146,213	$154,727	$161,578	$180,104	$642,622
Growth %	15%	16%	23%	21%	21%	20%	18%	13%	15%	27%	18%

Acquisition-related and other deferred revenue	(2,157)	(343)	(258)	(161)	(187)	(949)	705	945	698	710	3,058
Non-GAAP On Demand Revenue	$448,805	$123,068	$136,352	$140,722	$141,440	$541,582	$146,918	$155,672	$162,276	$180,814	$645,680
Growth %	15%	16%	24%	21%	21%	21%	19%	14%	15%	28%	19%

On Premise Revenue	$2,970	$772	$687	$682	$695	$2,836	$675	$659	$648	$662	$2,644
Professional & Other Revenue	$14,588	$4,200	$5,422	$6,390	$6,749	$22,761	$6,031	$5,920	$6,832	$6,914	$25,697

Expenses ($000's)
Cost of Revenue
GAAP View	$198,613	$54,748	$62,078	$64,111	$61,364	$242,301	$63,042	$67,544	$69,348	$73,513	$273,447
Stock-based expense	(4,046)	(751)	(826)	(929)	(804)	(3,310)	(853)	(1,050)	(1,040)	(899)	(3,842)
Amortization of intangible assets	(14,213)	(4,165)	(4,141)	(4,296)	(4,159)	(16,761)	(3,689)	(3,691)	(3,554)	(4,378)	(15,312)
Headquarters relocation costs	-	(584)	(679)	(760)	-	(2,023)	-	-	-	-	-
Non-GAAP View	$180,354	$49,248	$56,432	$58,126	$56,401	$220,207	$58,500	$62,803	$64,754	$68,236	$254,293
Depreciation	(9,802)	(2,692)	(3,054)	(2,834)	(2,825)	(11,405)	(2,883)	(3,063)	(2,909)	(2,935)	(11,790)
Adjusted EBITDA View	$170,552	$46,556	$53,378	$55,292	$53,576	$208,802	$55,617	$59,740	$61,845	$65,301	$242,503

Product Development
GAAP View	$68,799	$17,272	$18,878	$18,743	$18,714	$73,607	$20,387	$21,290	$21,885	$25,890	$89,452
Stock-based expense	(8,585)	(1,449)	(1,897)	(1,900)	(1,825)	(7,071)	(1,879)	(2,454)	(2,098)	(1,992)	(8,423)
Asset impairment and loss on disposal of assets	(1,418)	-	-	-	-	-	-	-	-	-	-
Headquarters relocation costs	-	(154)	(176)	(211)	-	(541)	-	-	-	-	-
Non-GAAP View	$58,796	$15,669	$16,805	$16,632	$16,889	$65,995	$18,508	$18,836	$19,787	$23,898	$81,029
Depreciation	(5,279)	(1,200)	(1,462)	(1,502)	(1,572)	(5,736)	(1,530)	(1,561)	(1,698)	(1,819)	(6,608)
Adjusted EBITDA View	$53,517	$14,469	$15,343	$15,130	$15,317	$60,259	$16,978	$17,275	$18,089	$22,079	$74,421

Sales & Marketing
GAAP View	$123,108	$32,199	$35,129	$33,860	$34,025	$135,213	$35,147	$39,235	$42,583	$48,114	$165,079
Stock-based expense	(12,996)	(2,974)	(3,799)	(1,406)	(3,185)	(11,364)	(3,128)	(4,266)	(3,847)	(3,351)	(14,592)
Amortization of intangible assets	(11,164)	(2,946)	(3,596)	(3,551)	(3,414)	(13,507)	(4,100)	(4,536)	(5,781)	(10,189)	(24,606)
Headquarters relocation costs	-	(170)	(184)	(220)	-	(574)	-	-	-	-	-
Non-GAAP View	$98,948	$26,109	$27,550	$28,683	$27,426	$109,768	$27,919	$30,433	$32,955	$34,574	$125,881
Depreciation	(2,170)	(606)	(615)	(593)	(586)	(2,400)	(588)	(663)	(601)	(635)	(2,487)
Adjusted EBITDA View	$96,778	$25,503	$26,935	$28,090	$26,840	$107,368	$27,331	$29,770	$32,354	$33,939	$123,394

General & Administrative
GAAP View	$68,814	$18,346	$21,932	$21,677	$23,058	$85,013	$24,251	$27,370	$31,004	$30,350	$112,975
Stock-based expense	(12,495)	(3,217)	(4,215)	(4,020)	(3,655)	(15,107)	(4,232)	(6,106)	(4,779)	(3,861)	(18,978)
Asset impairment and loss on disposal of assets	(1,652)	-	(85)	(164)	(248)	(497)	(24)	(63)	(385)	(52)	(524)
Acquisition-related income (expense)	1,841	57	9	266	(695)	(363)	(1,210)	(1,354)	(485)	(2,508)	(5,557)
Cost related to Hart-Scott-Rodino review process	-	-	-	-	-	-	(481)	(2,228)	(5,993)	(2,310)	(11,012)
Headquarters relocation costs	-	(117)	(135)	(162)	-	(414)	-	-	-	-	-
Litigation-related expense	(2)	-	-	-	-	-	-	-	-	-	-
Non-GAAP View	$56,506	$15,069	$17,506	$17,597	$18,460	$68,632	$18,304	$17,619	$19,362	$21,619	$76,904
Depreciation	(3,263)	(998)	(1,347)	(1,276)	(1,404)	(5,025)	(1,650)	(1,579)	(1,738)	(1,376)	(6,343)
Other (income) expense	82	(11)	(16)	(15)	(25)	(67)	(34)	(18)	(136)	(115)	(303)
Adjusted EBITDA View	$53,325	$14,060	$16,143	$16,306	$17,031	$63,540	$16,620	$16,022	$17,488	$20,128	$70,258

Profitability ($000's)
GAAP Net Income (Loss)	$(9,218)	$2,996	$2,083	$4,210	$7,361	$16,650	$8,195	$6,213	$6,834	$(20,865)	$377
Acquisition-related and other deferred revenue	(2,157)	(343)	(258)	(161)	(187)	(949)	705	945	698	710	3,058
Depreciation, asset impairment, and loss on disposal of assets	44,385	5,496	6,563	7,119	6,635	25,813	6,675	6,929	7,331	6,817	27,752
Amortization of intangible assets	25,377	7,111	7,737	7,847	7,573	30,268	7,789	8,227	9,335	14,567	39,918
Acquisition-related expense (income)	(1,841)	(57)	(9)	(266)	695	363	1,210	1,354	485	2,508	5,557
Cost related to Hart-Scott-Rodino review process	-	-	-	-	-	-	481	2,228	5,993	2,310	11,012
Interest expense, net	1,367	719	1,090	1,079	937	3,825	1,120	2,804	4,813	6,335	15,072
Income tax (benefit) expense	(3,846)	2,114	1,545	3,540	3,637	10,836	811	(3,132)	(7,273)	24,458	14,864
Litigation-related expense	2	-	-	-	-	-	-	-	-	-	-
Headquarters relocation costs	-	1,025	1,174	1,353	-	3,552	-	-	-	-	-
Stock-based expense	38,122	8,391	10,737	8,255	9,469	36,852	10,092	13,876	11,764	10,103	45,835
Adjusted EBITDA	$92,191	$27,452	$30,662	$32,976	$36,120	$127,210	$37,078	$39,444	$39,980	$46,943	$163,445

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$137,239	$36,282	$38,467	$39,023	$39,118	$152,890	$40,341	$41,404	$42,175	$43,082	$167,002
% of Total	31%	29%	28%	28%	28%	28%	27%	26%	26%	24%	26%
Y-O-Y growth	13%	11%	14%	11%	10%	11%	11%	8%	8%	10%	9%

Resident Services	$146,138	$45,071	$54,613	$58,351	$60,062	$218,097	$60,968	$64,860	$70,527	$75,822	$272,177
% of Total	33%	37%	40%	41%	42%	40%	42%	42%	43%	42%	42%
Y-O-Y growth	33%	36%	60%	50%	49%	49%	35%	19%	21%	26%	25%

Leasing and Marketing	$118,697	$28,925	$29,618	$29,451	$27,562	$115,556	$27,815	$29,324	$29,334	$37,563	$124,036
% of Total	26%	24%	22%	21%	20%	22%	19%	19%	18%	21%	19%
Y-O-Y growth	0%	-2%	-3%	-2%	-3%	-3%	-4%	-1%	0%	36%	7%

Asset Optimization	$46,731	$12,790	$13,654	$13,897	$14,698	$55,039	$17,794	$20,084	$20,240	$24,347	$82,465
% of Total	10%	10%	10%	10%	10%	10%	12%	13%	13%	13%	13%
Y-O-Y growth	13%	18%	17%	15%	20%	18%	39%	47%	46%	66%	50%
Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$399,211	$110,464	$123,404	$127,155	$128,455	$489,478	$134,325	$141,459	$152,564	$158,958	$587,306
% of Total	89%	90%	91%	90%	91%	90%	91%	91%	94%	88%	91%
Y-O-Y growth	16%	18%	27%	24%	22%	23%	22%	15%	20%	24%	20%

Transactional	$49,594	$12,604	$12,948	$13,567	$12,985	$52,104	$12,593	$14,213	$9,712	$21,856	$58,374
% of Total	11%	10%	9%	10%	9%	10%	9%	9%	6%	12%	9%
Y-O-Y growth	5%	5%	1%	3%	13%	5%	0%	10%	-28%	68%	12%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value		$529,052	$548,917	$565,700	$566,263		$596,159	$649,017	$708,836	$751,183
Total ACV Growth (QTD)		24%	21%	21%	21%		13%	18%	25%	33%
Organic ACV Growth (QTD)		10%	11%	10%	10%		11%	11%	11%	11%
Unit Trend (000's)
On Demand Units - Ending		10,999	11,141	11,251	10,989		11,112	11,485	12,253	13,003
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)		96.9%	97.0%	97.0%	96.9%		96.8%	96.6%	96.2%	96.2%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)		$48.10	$49.27	$50.28	$51.53		$53.65	$56.51	$57.85	$57.77
Top ACV / RPU
Top 100 ACV ($000's)		$232,031	$240,850	$245,947	$253,206		$255,262	$269,154	$288,315	$304,601

Top 100 ACV RPU		$71.02	$69.68	$72.63	$78.32		$79.59	$84.92	$84.11	$81.78

Top 50 RPU Clients RPU		$168.58	$172.32	$177.21	$186.47		$187.48	$182.61	$187.66	$195.30

Headcount
Total Ending RP Headcount		4,445	4,707	4,413	4,410		4,778	5,029	5,231	5,462

Total International Headcount (included above)		1,694	1,938	1,845	1,880		2,037	2,140	2,206	2,288
% International Headcount		38%	41%	42%	43%		43%	43%	42%	42%